[GRAPHIC]

MORGAN STANLEY FUNDS


MORGAN STANLEY
QUALITY INCOME TRUST


A MUTUAL FUND THAT SEEKS HIGH CURRENT INCOME CONSISTENT WITH SAFETY OF PRINCIPAL

[MORGAN STANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

OCTOBER 30, 2003

CONTENTS

THE FUND

         Investment Objective                                                    1

         Principal Investment Strategies                                         1

         Principal Risks                                                         2

         Past Performance                                                        5

         Fees and Expenses                                                       7

         Additional Investment Strategy Information                              8

         Additional Risk Information                                             9

         Fund Management                                                        10


SHAREHOLDER INFORMATION

         Pricing Fund Shares                                                    11

         How to Buy Shares                                                      11

         How to Exchange Shares                                                 13

         How to Sell Shares                                                     15

         Distributions                                                          17

         Tax Consequences                                                       17

         Share Class Arrangements                                               18


FINANCIAL HIGHLIGHTS                                                            26


MORGAN STANLEY FUNDS                                             Inside Back Cover


This PROSPECTUS contains important information about the fund. Please read it carefully and keep it for future reference.

THE FUND

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley Quality Income Trust seeks high current income consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in investment grade fixed-income securities. These securities may include corporate debt securities, preferred stocks, U.S. government securities, mortgage-backed securities, including collateralized mortgage obligations, asset-backed securities and securities issued by foreign governments or corporations. In deciding which securities to buy, hold or sell, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., considers domestic and international economic developments, interest rate trends, bond ratings and other factors relating to the issuers.

Fixed-income securities are debt securities such as bonds and notes. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back.

The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payment until maturity.

The Fund's investments in mortgage-backed securities may include "pass-through" securities. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They provide for monthly payments that are a "pass-through" of the monthly interest (either fixed or adjustable rates) and principal payments made by the individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate of interest and a stated maturity or final

[SIDENOTE]

INCOME

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO PAY OUT INCOME.

distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

The asset-backed securities in which the Fund may invest apply the securitization techniques used to develop mortgage-backed securities to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are pooled and securitized in pass-through structures similar to the mortgage pass-through structures described above.

In addition, the Fund may invest in fixed-income securities rated lower than investment grade (commonly known as "junk bonds") and may invest in options and futures. The Fund may also utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis--and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and repay the principal on its debt. While the Fund invests primarily in investment grade fixed-income securities, certain of these securities have speculative characteristics. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third-party guarantees are insufficient to make payments, the Fund could sustain a loss.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

OTHER RISKS. The performance of the Fund also will depend on whether the Investment Manager is successful in applying the Fund's investment strategies. The Fund is also subject to other risks from its permissible investments including the risks associated with investments in lower-rated securities ("junk bonds"), options, futures and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

         1993       8.75%
         1994      -3.09%
         1995      13.67%
         1996       3.07%
         1997       6.37%
         1998       6.93%
         1999      -1.86%
         2000       5.21%
         2001       6.33%
         2002       6.38%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 2.41%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 4.76% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -2.46% (quarter ended March 31, 1994).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 10 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                        PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS   LIFE OF FUND
Class A1 - Return Before Taxes                             2.54%           4.49%             --            4.55%
-------------------------------------------------------------------------------------------------------------------
        Lehman Brothers Intermediate
          U.S. Government/Credit Index(2)                  9.84%           7.48%             --            7.51%
-------------------------------------------------------------------------------------------------------------------
        Lipper Intermediate Investment
          Grade Debt Funds Index(3)                        8.29%           6.72%             --            6.86%
-------------------------------------------------------------------------------------------------------------------
Class B1 - Return Before Taxes                             1.38%           4.21%           5.07%             --
-------------------------------------------------------------------------------------------------------------------
        Return After Taxes
          on Distributions(4)                              0.03%           2.28%           2.92%             --
-------------------------------------------------------------------------------------------------------------------
        Return After Taxes on
          Distributions and Sale of Fund Shares            0.83%           2.39%           2.97%             --
-------------------------------------------------------------------------------------------------------------------
        Lehman Brothers Intermediate
          U.S. Government/Credit Index(2)                  9.84%           7.48%           7.08%             --
-------------------------------------------------------------------------------------------------------------------
        Lipper Intermediate Investment
          Grade Debt Funds Index(3)                        8.29%           6.72%           6.86%             --
-------------------------------------------------------------------------------------------------------------------
Class C1 - Return Before Taxes                             5.26%           4.56%             --            4.56%
-------------------------------------------------------------------------------------------------------------------
        Lehman Brothers Intermediate
          U.S. Government/Credit Index(2)                  9.84%           7.48%             --            7.51%
-------------------------------------------------------------------------------------------------------------------
        Lipper Intermediate Investment
          Grade Debt Funds Index(3)                        8.29%           6.72%             --            6.86%
-------------------------------------------------------------------------------------------------------------------
Class D1 - Return Before Taxes                             6.95%           5.37%             --            5.38%
-------------------------------------------------------------------------------------------------------------------
        Lehman Brothers Intermediate
          U.S. Government/Credit Index(2)                  9.84%           7.48%             --            7.51%
-------------------------------------------------------------------------------------------------------------------
        Lipper Intermediate Investment
          Grade Debt Funds Index(3)                        8.29%           6.72%             --            6.86%

(1) CLASSES A, C AND D COMMENCED OPERATIONS ON JULY 28, 1997. CLASS B COMMENCED OPERATIONS ON MAY 3, 1989.

(2) THE LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF U.S. GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, AND CORPORATE AND YANKEE BONDS WITH MATURITIES OF 1 TO 10 YEARS. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(3) THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER INTERMEDIATE INVESTMENT GRADE DEBT FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

(4) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

The above table shows after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                      CLASS A    CLASS B     CLASS C    CLASS D
   Maximum sales charge (load) imposed on
     purchases (as a percentage of offering price)    4.25%(1)     None        None      None
   --------------------------------------------------------------------------------------------
   Maximum deferred sales charge (load) (as a
     percentage based on the lesser of the offering
     price or net asset value at redemption)           None(2)     5.00%(3)    1.00%(4)  None

ANNUAL FUND OPERATING EXPENSES

                                                      CLASS A    CLASS B    CLASS C   CLASS D
   Management fee                                      0.60%      0.60%      0.60%     0.60%
   --------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fees               0.20%      0.85%      0.85%     None
   --------------------------------------------------------------------------------------------
   Other expenses                                      0.34%      0.34%      0.34%     0.34%
   --------------------------------------------------------------------------------------------
   Total annual Fund operating expenses                1.14%      1.79%      1.79%     0.94%

(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.

(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.

(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.

(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.


ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED AUGUST 31, 2003.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                           IF YOU SOLD YOUR SHARES:                          IF YOU HELD YOUR SHARES:
                ---------------------------------------------     --------------------------------------------
                1 YEAR      3 YEARS      5 YEARS     10 YEARS     1 YEAR      3 YEARS     5 YEARS     10 YEARS
   Class A       $ 536       $ 772       $ 1,026      $ 1,752      $ 536        $ 772       $ 1,026    $ 1,752
---------------------------------------------------------------------------------------------------------------
   Class B       $ 682       $ 863       $ 1,170      $ 2,105      $ 182        $ 563       $   970    $ 2,105
---------------------------------------------------------------------------------------------------------------
   Class C       $ 282       $ 563       $   970      $ 2,105      $ 182        $ 563       $   970    $ 2,105
---------------------------------------------------------------------------------------------------------------
   Class D       $  96       $ 300       $   520      $ 1,155      $  96        $ 300       $   520    $ 1,155

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

LOWER-RATED SECURITIES ("JUNK BONDS"). The Fund may invest up to 5% of its net assets in fixed-income securities rated lower than investment grade (commonly known as "junk bonds").

OPTIONS AND FUTURES. The Fund also may invest in options and futures including interest rate futures and options on underlying portfolio securities and currencies. Options and futures may be used to hedge the interest rate sensitivity of its portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this Prospectus shows the Fund's portfolio turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.

LOWER-RATED SECURITIES ("JUNK BONDS"). Fund investments in securities rated lower than investment grade (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities. This may result in a corresponding volatility in the Fund's net asset value.

OPTIONS AND FUTURES. If the Fund invests in options and/or futures, its participation in these markets would subject the Fund's portfolio to certain risks. The Investment Manager's predictions of movements in the direction of the bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Manager employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Fund's portfolio is managed within the Taxable Fixed-Income team. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager and Stephen F. Esser, a Managing Director of the Investment Manager.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2003, the Fund accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets.

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF SEPTEMBER 30, 2003.

SHAREHOLDER INFORMATION

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If you are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS

                                                         MINIMUM INVESTMENT
                                                      -----------------------
  INVESTMENT OPTIONS                                  INITIAL      ADDITIONAL
  Regular Accounts                                     $1,000        $  100
-----------------------------------------------------------------------------
  Individual Retirement Accounts                       $1,000        $  100
-----------------------------------------------------------------------------
  Coverdell Education Savings Account                  $  500        $  100
-----------------------------------------------------------------------------
  EasyInvest(SM)
    (Automatically from your checking or
    savings account or Money Market Fund)              $  100*       $  100*

* PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

[SIDENOTE]

EASYINVEST(SM)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley Quality Income Trust.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
-------             ----------
Contact Your        To sell your shares, simply call your Morgan Stanley
Financial Advisor   Financial Advisor or other authorized financial
                    representative. Payment will be sent to the address to which the account is registered, or deposited in your brokerage
                    account.

By Letter           You can also sell your shares by writing a "letter of
                    instruction" that includes:
                    - your account number;
                    - the name of the Fund;
                    - the dollar amount or the number of shares you wish to sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.

                    If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

OPTIONS             PROCEDURES
-------             ----------
Systematic          If your investment in all of the Morgan Stanley Funds has a
Withdrawal Plan     total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.

                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                    To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
- The Fund makes distributions; and
- You sell Fund shares, including an exchange to another Morgan Stanley Fund.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

SHARE CLASS ARRANGEMENTS

[SIDENOTE]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS   SALES CHARGE                                                           MAXIMUM ANNUAL 12b-1 FEE
    A     Maximum 4.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year                                  0.25%
----------------------------------------------------------------------------------------------------------
    B     Maximum 5.0% CDSC during the first year decreasing to 0%
          after six years                                                               0.85%
----------------------------------------------------------------------------------------------------------
    C     1.0% CDSC during the first year                                               0.85%
----------------------------------------------------------------------------------------------------------
    D     None                                                                          None

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                         FRONT-END SALES CHARGE
                                             --------------------------------------------------
   AMOUNT OF SINGLE                             PERCENTAGE OF           APPROXIMATE PERCENTAGE
   TRANSACTION                               PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
   Less than $25,000                                 4.25%                       4.44%
--------------------------------------------------------------------------------------------
   $25,000 but less than $50,000                     4.00%                       4.17%
--------------------------------------------------------------------------------------------
   $50,000 but less than $100,000                    3.50%                       3.63%
--------------------------------------------------------------------------------------------
   $100,000 but less than $250,000                   2.75%                       2.83%
--------------------------------------------------------------------------------------------
   $250,000 but less than $500,000                   2.25%                       2.30%
--------------------------------------------------------------------------------------------
   $500,000 but less than $1 million                 1.75%                       1.78%
--------------------------------------------------------------------------------------------
   $1 million and over                               0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

-  A single account (including an individual, trust or fiduciary account).

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

-  Tax-exempt organizations.

-  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
   (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
   (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

   YEAR SINCE PURCHASE PAYMENT MADE                CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
   ---------------------------------------------------------------------------------------
   First                                                            5.0%
   ---------------------------------------------------------------------------------------
   Second                                                           4.0%
   ---------------------------------------------------------------------------------------
   Third                                                            3.0%
   ---------------------------------------------------------------------------------------
   Fourth                                                           2.0%
   ---------------------------------------------------------------------------------------
   Fifth                                                            2.0%
   ---------------------------------------------------------------------------------------
   Sixth                                                            1.0%
   ---------------------------------------------------------------------------------------
   Seventh and thereafter                                           None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

-  Sales of shares held for you as a participant in a Morgan Stanley Eligible
   Plan.

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 0.85% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including investments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.85% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES:

FOR THE YEAR ENDED AUGUST 31,                      2003             2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      9.53     $      9.35     $      8.97     $      9.30     $      9.71
                                                -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.20            0.37            0.52            0.55            0.55
  Net realized and unrealized gain (loss)              0.01            0.19            0.38           (0.33)          (0.41)
                                                -----------     -----------     -----------     -----------     -----------
Total income from investment operations                0.21            0.56            0.90            0.22            0.14
                                                -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income             (0.35)          (0.38)          (0.52)          (0.55)          (0.55)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                  $      9.39     $      9.53     $      9.35     $      8.97     $      9.30
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          2.17%           6.17%          10.34%           2.49%           1.39%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.14%           1.04%           1.21%           1.10%           1.08%
Net investment income                                  2.14%           4.03%           5.71%           6.02%           5.67%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     9,636     $    10,730     $     4,177     $     4,196     $     3,557
Portfolio turnover rate                                 429%            400%            358%            114%             99%
---------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS B SHARES:

FOR THE YEAR ENDED AUGUST 31,                      2003             2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      9.45     $      9.35     $      8.98     $      9.31     $      9.70
                                                -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.14            0.31            0.47            0.49            0.49
  Net realized and unrealized gain (loss)              0.02            0.10            0.37           (0.33)          (0.39)
                                                -----------     -----------     -----------     -----------     -----------
Total income from investment operations                0.16            0.41            0.84            0.16            0.10
                                                -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income             (0.29)          (0.31)          (0.47)          (0.49)          (0.49)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                  $      9.32     $      9.45     $      9.35     $      8.98     $      9.31
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          1.63%           4.58%           9.55%           1.80%           0.92%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.79%           1.72%           1.84%           1.77%           1.75%
Net investment income                                  1.49%           3.35%           5.08%           5.35%           5.00%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    99,695     $   103,238     $    97,452     $    82,964     $   120,843
Portfolio turnover rate                                 429%            400%            358%            114%             99%
---------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS C SHARES:

FOR THE YEAR ENDED AUGUST 31,                      2003             2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      9.46     $      9.36     $      8.99     $      9.32     $      9.71
                                                -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.14            0.31            0.47            0.49            0.49
  Net realized and unrealized gain (loss)              0.03            0.10            0.37           (0.33)          (0.39)
                                                -----------     -----------     -----------     -----------     -----------
Total income from investment operations                0.17            0.41            0.84            0.16            0.10
                                                -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income             (0.29)          (0.31)          (0.47)          (0.49)          (0.49)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                  $      9.34     $      9.46     $      9.36     $      8.99     $      9.32
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          1.74%           4.57%           9.54%           1.80%           0.91%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.79%           1.72%           1.84%           1.77%           1.75%
Net investment income                                  1.49%           3.35%           5.08%           5.35%           5.00%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    10,389     $     6,415     $     4,226     $     1,738     $     1,759
Portfolio turnover rate                                 429%            400%            358%            114%             99%
---------------------------------------------------------------------------------------------------------------------------

+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS D SHARES:

FOR THE YEAR ENDED AUGUST 31,                      2003             2002            2001            2000            1999
SELECTED PER SHARE DATA:
Net asset value, beginning of period            $      9.43     $      9.35     $      8.98     $      9.31     $      9.70
                                                -----------     -----------     -----------     -----------     -----------
Income (loss) from investment operations:
  Net investment income                                0.22            0.38            0.55            0.57            0.57
  Net realized and unrealized gain (loss)              0.01            0.09            0.37           (0.33)          (0.39)
                                                -----------     -----------     -----------     -----------     -----------
Total income from investment operations                0.23            0.47            0.92            0.24            0.18
                                                -----------     -----------     -----------     -----------     -----------
Less dividends from net investment income             (0.37)          (0.39)          (0.55)          (0.57)          (0.57)
                                                -----------     -----------     -----------     -----------     -----------
Net asset value, end of period                  $      9.29     $      9.43     $      9.35     $      8.98     $      9.31
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          2.39%           5.23%          10.48%           2.67%           1.79%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               0.94%           0.87%           0.99%           0.92%           0.90%
Net investment income                                  2.34%           4.20%           5.93%           6.20%           5.85%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $     7,113     $    11,943     $     3,018     $     6,834     $     7,493
Portfolio turnover rate                                 429%            400%            358%            114%             99%
---------------------------------------------------------------------------------------------------------------------------

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

NOTES

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                                       30

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                                       31

NOTES

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                                       32

MORGAN STANLEY FUNDS

GLOBAL/INTERNATIONAL FUNDS

European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund

Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
New Discoveries Fund
Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund

Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALTY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities

Real Estate Fund

Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market
Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS

CLASS A:                                                              IISAX
CLASS B:                                                              IISBX
CLASS C:                                                              IISCX
CLASS D:                                                              IISDX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-5654)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2003 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF# 38557PRO

[GRAPHIC]

                              MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                            QUALITY INCOME TRUST

                                                                     38557 10/03

                                    A MUTUAL FUND THAT SEEKS HIGH CURRENT INCOME
                                             CONSISTENT WITH SAFETY OF PRINCIPAL


                                                           [MORGAN STANLEY LOGO]

                                                                      PROSPECTUS

                                                                OCTOBER 30, 2003

MORGAN STANLEY QUALITY INCOME TRUST

STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 30, 2003


This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated October 30, 2003) for the Morgan Stanley Quality Income Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley Quality Income Trust
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                                                           4
  II.  Description of the Fund and Its Investments and Risks                                                  4
       A. Classification                                                                                      4
       B. Investment Strategies and Risks                                                                     4
       C. Fund Policies/Investment Restrictions                                                              12
 III.  Management of the Fund                                                                                13
       A. Board of Trustees                                                                                  13
       B. Management Information                                                                             14
       C. Compensation                                                                                       21
  IV.  Control Persons and Principal Holders of Securities                                                   23
   V.  Investment Management and Other Services                                                              23
       A. Investment Manager                                                                                 23
       B. Principal Underwriter                                                                              24
       C. Services Provided by the Investment Manager                                                        24
       D. Dealer Reallowances                                                                                25
       E. Rule 12b-1 Plan                                                                                    25
       F. Other Service Providers                                                                            29
       G. Codes of Ethics                                                                                    29
  VI.  Brokerage Allocation and Other Practices                                                              30
       A. Brokerage Transactions                                                                             30
       B. Commissions                                                                                        30
       C. Brokerage Selection                                                                                30
       D. Directed Brokerage                                                                                 31
       E. Regular Broker-Dealers                                                                             31
 VII.  Capital Stock and Other Securities                                                                    31
VIII.  Purchase, Redemption and Pricing of Shares                                                            32
       A. Purchase/Redemption of Shares                                                                      32
       B. Offering Price                                                                                     33
  IX.  Taxation of the Fund and Shareholders                                                                 34
   X.  Underwriters                                                                                          35
  XI.  Calculation of Performance Data                                                                       36
 XII.  Financial Statements                                                                                  37
XIII.  Morgan Stanley Investment Management Proxy Voting Policy and Procedures                       Appendix A
       Ratings of Corporate Debt Instruments Investments                                             Appendix B

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "CUSTODIAN" -- The Bank of New York.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Quality Income Trust, a registered open-end investment company.


      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.


      "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY


      The Fund was organized as a Massachusetts business trust under a Declaration of Trust on September 1, 1988 with the name Intermediate Income Securities. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Intermediate Income Securities. Effective June 18, 2001, the Fund's name changed to Morgan Stanley Intermediate Income Securities. Effective April 29, 2003, the Fund's name changed to Morgan Stanley Quality Income Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

      The Fund is an open-end, diversified management investment company whose investment objective is to seek high current income consistent with safety of principal.

B. INVESTMENT STRATEGIES AND RISKS

      The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.


      The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


      The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities.


      When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.


      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.


      MONEY MARKET SECURITIES. In addition to the fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities and obligations of savings institutions. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

      REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


      While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

      OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.


      COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.


      The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.


      A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

      Options written by the Fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

      COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

      PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

      The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

      There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      FUTURES CONTRACTS. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

      MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


      OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.


      LIMITATIONS ON FUTURES CONTRACTS. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager may still not result in a successful hedging transaction.


      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.


      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.


      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

      REVERSE REPURCHASE AGREEMENTS. The Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund.

      Reverse repurchase agreements involve sales by the Fund of assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.


      ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

      LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.


      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

      When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value.

The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.


      PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

      Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


C. FUND POLICIES/INVESTMENT RESTRICTIONS


      The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.


The Fund will:

      1.  Seek high current income consistent with safety of principal.

The Fund MAY not:


      1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

      2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer;


      3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


      4. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days;


      5. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities;


      6. Borrow money, except that the Fund may borrow from banks for temporary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may enter into reverse repurchase agreements in an amount not exceeding 10% of the Fund's total assets;

      7. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee/director of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees/directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers;

      8. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein;

      9. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs;

      10. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

      11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings: For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets;

      12. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with restriction (6) above, or by purchasing or selling futures contracts and related options;

      13. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities;

      14. Make short sales of securities;

      15. Purchase or sell commodities, except that the Fund may purchase or sell financial futures contracts and related options;

      16. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities;

      17. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security; and

      18. Invest for the purpose of exercising control or management of any other issuer.

      In addition, the Fund, as a non-fundamental policy, will not invest in warrants, although it may acquire warrants attached to other securities purchased by the Fund.

      Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

      Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

      TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

      The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S)  LENGTH OF                                       COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH     TIME       PRINCIPAL OCCUPATION(S) DURING     OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT    SERVED*            PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
------------------------------ ----------  ---------- ------------------------------------ ----------- -----------------------------
Michael Bozic (62)             Trustee     Since      Retired; Director or Trustee of the      216     Director of Weirton Steel
c/o Mayer, Brown,                          April      Retail Funds and TCW/DW Term Trust               Corporation.
Rowe & Maw LLP                             1994       2003 (since April 1994) and the
Counsel to the                                        Institutional Funds (since July
Independent Directors                                 2003); formerly Vice Chairman of
1675 Broadway                                         Kmart Corporation (December 1998-
New York, NY                                          October 2000), Chairman and Chief
                                                      Executive Officer of Levitz
                                                      Furniture Corporation (November
                                                      1995-November 1998) and President
                                                      and Chief Executive Officer of Hills
                                                      Department Stores (May 1991-July
                                                      1995); formerly variously Chairman,
                                                      Chief Executive Officer, President
                                                      and Chief Operating Officer
                                                      (1987-1991) of the Sears Merchandise
                                                      Group of Sears, Roebuck & Co.

Edwin J. Garn (71)             Trustee     Since      Director or Trustee of the Retail        216     Director of Franklin Covey
c/o Summit Ventures LLC                    January    Funds and TCW/DW Term Trust 2003                 (time management systems),
1 Utah Center                              1993       (since January 1993) and the                     BMW Bank of North
201 S.Main Street                                     Institutional Funds (since                       America, Inc. (industrial
Salt Lake City, UT                                    July 2003); member of the Utah                   loan corporation), United
                                                      Regional Advisory Board of Pacific               Space Alliance (joint venture
                                                      Corp.; formerly United States                    between Lockheed Martin and
                                                      Senator (R-Utah) (1974-1992) and                 the Boeing Company) and
                                                      Chairman, Senate Banking Committee               Nuskin Asia Pacific
                                                      (1980-1986), Mayor of Salt Lake                  (multilevel marketing);
                                                      City, Utah (1971-1974), Astronaut,               member of the board of
                                                      Space Shuttle Discovery                          various civic and charitable
                                                      (April 12-19, 1985), and Vice                    organizations.
                                                      Chairman, Huntsman Corporation
                                                      (chemical company).

Wayne E. Hedien (69)           Trustee     Since      Retired; Director or Trustee of the       216    Director of The PMI Group
c/o Mayer, Brown,                          September  Retail Funds and TCW/DW Term Trust               Inc. (private mortgage
Rowe & Maw LLP                             1997       2003; (since September 1997) and the             insurance); Trustee and Vice
Counsel to the                                        Institutional Funds (since                       Chairman of The Field Museum
Independent Directors                                 July 2003); formerly associated with             of Natural History; director
1675 Broadway                                         the Allstate Companies (1966-1994),              of various other business and
New York, NY                                          most recently as Chairman of The                 charitable organizations.
                                                      Allstate Corporation (March 1993-
                                                      December 1994) and Chairman and Chief
                                                      Executive Officer of its wholly-
                                                      owned subsidiary, Allstate Insurance
                                                      Company (July 1989-December 1994).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                            IN FUND
                               POSITION(S) LENGTH OF                                        COMPLEX
    NAME, AGE AND ADDRESS OF    HELD WITH    TIME       PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE      REGISTRANT   SERVED*            PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
------------------------------ ----------- ---------- ------------------------------------ ----------- -----------------------------
Dr. Manuel H. Johnson (54)     Trustee     Since      Chairman of the Audit Committee and      216     Director of NVR, Inc. (home
c/o Johnson Smick                          July 1991  Director or Trustee of the Retail                construction); Chairman and
International, Inc.                                   Funds and TCW/DW Term Trust 2003                 Trustee of the Financial
2099 Pennsylvania                                     (since July 1991) and the                        Accounting Foundation
Avenue, N.W.                                          Institutional Funds (since                       (oversight organization of
Suite 950                                             July 2003); Senior Partner, Johnson              the Financial Accounting
Washington, D.C.                                      Smick International, Inc., a                     Standards Board); Director of
                                                      consulting firm; Co-Chairman and a               RBS Greenwich Capital
                                                      founder of the Group of Seven                    Holdings (financial holding
                                                      Council (G7C), an international                  company).
                                                      economic commission; formerly Vice
                                                      Chairman of the Board of Governors
                                                      of the Federal Reserve System and
                                                      Assistant Secretary of the
                                                      U.S.Treasury.

Joseph J. Kearns (61)          Trustee     Since      Deputy Chairman of the Audit             217     Director of Electro Rent
PMB754                                     July 2003  Committee and Director or Trustee of             Corporation (equipment
23852 Pacific                                         the Retail Funds and TCW/DW Term                 leasing), The Ford Family
Coast Highway                                         Trust 2003 (since July 2003) and the             Foundation, and the UCLA
Malibu, CA                                            Institutional Funds (since                       Foundation.
                                                      August 1994); previously Chairman of
                                                      the Audit Committee of the
                                                      Institutional Funds (October
                                                      2001-July 2003); President, Kearns &
                                                      Associates LLC (investment
                                                      consulting); formerly CFO of the
                                                      J.Paul Getty Trust.

Michael E. Nugent (67)         Trustee     Since      Chairman of the Insurance Committee      216     Director of various business
c/o Triumph Capital, L.P.                  July 1991  and Director or Trustee of the                   organizations.
445 Park Avenue                                       Retail Funds and TCW/DW Term Trust
New York, NY                                          2003 (since July 1991) and the
                                                      Institutional Funds (since
                                                      July 2001); General Partner
                                                      of Triumph Capital, L.P., a
                                                      private investment
                                                      partnership; formerly Vice
                                                      President, Bankers Trust
                                                      Company and BT Capital
                                                      Corporation (1984-1988).

Fergus Reid (71)               Trustee     Since      Chairman of the Governance Committee     217     Trustee and Director of
85 Charles Colman Blvd.                    July 2003  and Director or Trustee of the                   certain investment companies
Pawling, NY                                           Retail Funds and TCW/DW Term Trust               in the JPMorgan Funds complex
                                                      2003 (since July 2003) and the                   managed by JPMorgan
                                                      Institutional Funds (since June                  Investment Management Inc.
                                                      1992); Chairman of Lumelite Plastics
                                                      Corporation.


-----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

      The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                               POSITION(S) LENGTH OF                                       OVERSEEN BY
    NAME, AGE AND ADDRESS OF    HELD WITH    TIME        PRINCIPAL OCCUPATION(S) DURING     MANAGEMENT    OTHER DIRECTORSHIPS HELD
       MANAGEMENT TRUSTEE      REGISTRANT   SERVED*             PAST 5 YEARS**               TRUSTEE            BY TRUSTEE
------------------------------ ----------- ---------- ------------------------------------ ----------- ----------------------------
Charles A. Fiumefreddo         Chairman    Since      Chairman and Director or Trustee of      216     None
(70)                           of the      July       the Retail Funds and TCW/DW Term
c/o Morgan Stanley Trust       Board and   1991       Trust 2003 (since July 1991) and the
Harborside Financial           Trustee                Institutional Funds (since July
Center,                                               2003); formerly Chief Executive
Plaza Two,                                            Officer of the Retail Funds and the
Jersey City, NJ                                       TCW/DW Term Trust 2003 (until
                                                      September 2002).

James F. Higgins (55)          Trustee     Since      Director or Trustee of the Retail        216     Director of AXA Financial,
c/o Morgan Stanley Trust                   June       Funds and TCW/DW Term Trust 2003                 Inc. and The Equitable Life
Harborside Financial                       2000       (since June 2000) and the                        Assurance Society of the
Center,                                               Institutional Funds (since                       United States (financial
Plaza Two,                                            July 2003); Senior Advisor of Morgan             services).
Jersey City, NJ                                       Stanley (since August 2000); Director
                                                      of the Distributor and Dean Witter
                                                      Realty Inc.; previously President and
                                                      Chief Operating Officer of the
                                                      Private Client Group of Morgan
                                                      Stanley (May 1999-August 2000), and
                                                      President and Chief Operating
                                                      Officer of Individual Securities of
                                                      Morgan Stanley (February 1997-
                                                      May 1999).

Philip J. Purcell (60)         Trustee     Since      Director or Trustee of the Retail        216     Director of American
1585 Broadway                              April      Funds and TCW/DW Term Trust 2003                 Airlines, Inc. and its parent
New York, NY                               1994       (since April 1994) and the                       company, AMR Corporation.
                                                      Institutional Funds (since
                                                      July 2003); Chairman of the Board of
                                                      Directors and Chief Executive
                                                      Officer of Morgan Stanley and Morgan
                                                      Stanley DW Inc.; Director of the
                                                      Distributor; Chairman of the Board of
                                                      Directors and Chief Executive
                                                      Officer of Novus Credit Services
                                                      Inc.; Director and/or officer of
                                                      various Morgan Stanley subsidiaries.

-----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                      POSITION(S)         LENGTH
    NAME, AGE AND ADDRESS OF           HELD WITH          OF TIME                     PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER              REGISTRANT          SERVED*                             PAST 5 YEARS**
---------------------------------   --------------   ------------------   ----------------------------------------------------------
Mitchell M. Merin (50)              President        Since May 1999       President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                               Investment Management Inc.; President, Director and Chief
New York, NY                                                              Executive Officer of the Investment Manager and Morgan
                                                                          Stanley Services; Chairman, Chief Executive Officer and
                                                                          Director of the Distributor; Chairman and Director of
                                                                          the Transfer Agent; Director of various Morgan Stanley
                                                                          subsidiaries; President of Morgan Stanley Investments LP
                                                                          (since February 2003); President of the Institutional
                                                                          Funds (since July 2003) and President of the Retail Funds
                                                                          and TCW/DW Term Trust 2003 (since May 1999); Trustee
                                                                          (since July 2003) and President (since December 2002) of
                                                                          the Van Kampen Closed-End Funds; Trustee (since May 1999)
                                                                          and President (since October 2002) of the Van Kampen
                                                                          Open-End Funds.

Barry Fink (48)                     Vice President   Since February 1997  General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas         and General                           (since December 2000) of Morgan Stanley Investment
New York, NY                        Counsel                               Management; Managing Director (since December 2000),
                                                                          Secretary (since February 1997) and Director (since
                                                                          July 1998) of the Investment Manager and Morgan Stanley
                                                                          Services; Assistant Secretary of Morgan Stanley DW; Chief
                                                                          Legal Officer of Morgan Stanley Investments LP (since
                                                                          July 2002); Vice President of the Institutional Funds
                                                                          (since July 2003); Vice President and Secretary of the
                                                                          Distributor; previously Secretary of the Retail Funds
                                                                          (February 1997-July 2003); previously Vice President and
                                                                          Assistant General Counsel of the Investment Manager and
                                                                          Morgan Stanley Services (February 1997-December 2001).

Ronald E. Robison (64)              Executive Vice   Since April 2003     Chief Global Operations Officer and Managing Director of
1221 Avenue of the Americas         President and                         Morgan Stanley Investment Management Inc.; Managing
New York, NY                        Principal                             DIrector of Morgan Stanley & Co. Incorporated; Managing
                                    Executive                             DIrector of Morgan Stanley; Managing Director, Chief
                                    Officer                               Administrative Officer and Director of the Investment
                                                                          Manager and Morgan Stanley Services; Chief Executive
                                                                          Officer and Director of the Transfer Agent; Executive Vice
                                                                          President and Principal Executive Officer of the
                                                                          Institutional Funds (since July 2003); and the TCW/DW Term
                                                                          Trust 2003 (since April 2003); previously President of the
                                                                          Institutional Funds (March 2001-July 2003) and Director of
                                                                          the Institutional Funds (March 2001-July 2003).

Joseph J. McAlinden (60)            Vice President   Since July 1995      Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                               Investment Manager, Morgan Stanley Investment Management
New York, NY                                                              Inc. and Morgan Stanley Investments LP; Director of the
                                                                          Transfer Agent, Chief Investment Officer of the Van
                                                                          Kampen Funds; Vice President of the Institutional Funds
                                                                          (since July 2003) and the Retail Funds (since July 1995).

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                      POSITION(S)         LENGTH
    NAME, AGE AND ADDRESS OF           HELD WITH          OF TIME                     PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER              REGISTRANT          SERVED*                             PAST 5 YEARS**
---------------------------------   --------------   ------------------   ----------------------------------------------------------
Stefanie V. Chang (36)              Vice President   Since July 2003      Executive Director of Morgan Stanley & Co. and Morgan
1221 Avenue of the Americas                                               Stanley Investment Management Inc.and Vice President of
New York, NY                                                              the Institutional Funds (since December 1997) and the
                                                                          Retail Funds (since July 2003); formerly practiced law
                                                                          with the New York law firm of Rogers & Wells (now
                                                                          Clifford Chance LLP).

Francis J. Smith (38)               Treasurer and    Treasurer since      Executive Director of the Investment Manager and Morgan
c/o Morgan Stanley Trust            Chief Financial  July 2003 and Chief  Stanley Services (since December 2001); previously Vice
Harborside Financial Center,        Officer          Financial Officer    President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                           since                previously Vice President of the Investment Manager and
Jersey City, NJ                                      September 2002       Morgan Stanley Services (August 2000-November 2001)
                                                                          and Senior Manager at PricewaterhouseCoopers LLP
                                                                          (January 1998-August 2000).

Thomas F. Caloia (57)               Vice President   Since July 2003      Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                  Treasurer of the Investment Manager, the Distributor and
Harborside Financial Center,                                              Morgan Stanley Services; previously Treasurer of the
Plaza Two,                                                                Retail Funds (April 1989-July 2003); formerly First Vice
Jersey City, NJ                                                           President of the Investment Manager, the Distributor and
                                                                          Morgan Stanley Services.

Mary E. Mullin (36)                 Secretary        Since July 2003      Vice President of Morgan Stanley & Co. Incorporated and
1221 Avenue of the Americas                                               Morgan Stanley Investment Management Inc.; Secretary of
New York, NY                                                              the Institutional Funds (since June 1999) and the Retail
                                                                          Funds (since July 2003); formerly practiced law with the
                                                                          New York law firms of McDermott, Will & Emery and
                                                                          Skadden, Arps, Slate, Meagher & Flom LLP.

----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

      In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn K. Cranney, Joanne Doldo, Natasha Kassian, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.


                                                                           AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                            ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND    BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                (AS OF DECEMBER 31, 2002)                         (AS OF DECEMBER 31, 2002)
----------------------    ---------------------------------------------    ----------------------------------------------
INDEPENDENT:

Michael Bozic                                   None                                       over $100,000

Edwin J. Garn                                   None                                       over $100,000

Wayne E. Hedien                                 None                                       over $100,000

Dr. Manuel H. Johnson                           None                                       over $100,000

Michael E. Nugent                               None                                       over $100,000

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                           ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND     BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                 (AS OF DECEMBER 31,2002)                           (AS OF DECEMBER 31,2002)
-----------------------  ----------------------------------------------  -----------------------------------------------
INTERESTED:

Charles A. Fiumefreddo                         None                                        over $100,000

James F. Higgins                               None                                        over $100,000

Philip J. Purcell                              None                                        over $100,000


     As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia;these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.


     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists;reviewing with the independent auditors the audit plan and results of the auditing engagement;approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services;reviewing the independence of the independent auditors;considering the range of audit and non-audit fees;reviewing the adequacy of the Funds' system of internal controls;and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Funds' fiscal year ended August 31, 2003, the Audit Committee held 5 meetings.

     The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

     Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended August 31, 2003, the Insurance Committee held 2 meetings. The Derivatives Committee was eliminated as of July 31, 2003.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


      Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.


      Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.


      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

      The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended August 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Fund on July 31, 2003.


                                FUND COMPENSATION


                                                                  AGGREGATE
                                                                COMPENSATION
NAME OF TRUSTEE                                                 FROM THE FUND
---------------                                                 -------------
Michael Bozic                                                     $  1,394
Edwin J. Garn                                                        1,394
Wayne E. Hedien                                                      1,394
Dr. Manuel H. Johnson                                                1,979
Joseph J. Kearns                                                        32
Michael E. Nugent                                                    1,816
Fergus Reid                                                             32
Charles A. Fiumefreddo                                               3,741



      The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Funds' Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messrs. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, three of which were held during the Fund's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.


               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX

                                                              TOTAL CASH
                                                             COMPENSATION
                                                            FOR SERVICES TO
                                                            MORGAN STANLEY
NAME OF TRUSTEE                                              FUND COMPLEX
---------------                                             ---------------
Michael Bozic                                                  $ 159,650
Edwin J. Garn                                                    159,650
Wayne E. Hedien                                                  158,950
Dr. Manuel H. Johnson                                            226,063
Joseph J. Kearns*                                                 95,500
Michael E. Nugent                                                296,475
Fergus Reid*                                                      95,500
Charles A. Fiumefreddo                                           360,000

----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Board of the Institutional Funds in connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.


      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

      Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended August 31, 2003 and by the 49 Morgan Stanley Retail Funds (including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of August 31, 2003 and from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the last calendar year and therefore did not accrue any retirement benefits. Furthermore, as of this Statement of Additional Information, Messrs. Kearns and Reid do not participate in the retirement program.


----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

      RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY RETAIL FUNDS


                                              FOR ALL ADOPTING FUNDS        RETIREMENT
                                           ---------------------------       BENEFITS         ESTIMATED ANNUAL
                                             ESTIMATED                      ACCRUED AS             BENEFITS
                                             CREDITED                        EXPENSES         UPON RETIREMENT(2)
                                             YEARS OF       ESTIMATED    ------------------  -------------------
                                            SERVICE AT    PERCENTAGE OF             BY ALL     FROM    FROM ALL
                                            RETIREMENT      ELIGIBLE      BY THE   ADOPTING     THE    ADOPTING
NAME OF INDEPENDENT TRUSTEE                (MAXIMUM 10)   COMPENSATION     FUND      FUNDS     FUND      FUNDS
---------------------------                ------------   -------------  -------  ---------  --------  ---------
Michael Bozic                                   10            60.44%     $  383   $ 18,457   $   967   $ 47,838
Edwin J. Garn                                   10            60.44         617     23,881       967     47,878
Wayne E. Hedien                                  9            51.37         755     34,473       827     40,842
Dr. Manuel H. Johnson                           10            60.44         388     19,803     1,420     70,050
Michael E. Nugent                               10            60.44         668     32,362     1,269     62,646


----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 22.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      The following persons owned 5% or more of the outstanding shares of Class A of the Fund as of October 9, 2003: State Street Bank and Trust Co. for benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318 -- 8.07% and FIIOC for benefit of Syracuse Orthopedic Specialists PC Retirement Incentive Savings Plan, 100 Magellan Way (KW1C), Covington, KY 41015-1987 -- 7.61%.


      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

      The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


      Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and to manage its business affairs and supervise the investment of the Fund's assets. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of such daily net assets not exceeding $500 million; 0.50% to the portion of such daily net assets exceeding $500 million, but not exceeding $750 million; 0.40% to the portion of such daily net assets exceeding $750 million, but not exceeding $1 billion; and 0.30% to the portion of such daily net assets exceeding $1 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund accrued total compensation to the Investment Manager of $604,029, $672,310 and $792,713, during the fiscal years ended August 31, 2001, 2002 and 2003, respectively.


      The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

      In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

      The Investment Manager supervises the investment of the Fund's assets. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of the Fund in a manner consistent with its investment objective.

      Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

      The Management Agreement will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

      Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets of Class B.

      The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended August 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).


                                                      2003                        2002                      2001
                                            ------------------------     -----------------------    ---------------------
Class A                                      FSCs:(1)      $  92,496      FSCs:(1)     $  49,319     FSCs:(1)   $  19,584
                                            CDSCs:         $  21,975     CDSCs:        $  27,072    CDSCs:              0
Class B                                     CDSCs:         $ 269,673     CDSCs:        $ 153,449    CDSCs:      $ 111,406
Class C                                     CDSCs:         $   6,194     CDSCs:        $   3,899    CDSCs:      $   2,543


----------
(1)   FSCs apply to Class A only.

      The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


      Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended August 31, 2003, of $894,013. This amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended August 31, 2003, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $17,867 and $75,251, respectively, which amounts are equal to 0.20% and 0.85% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


      The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

      With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written

Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

      With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

      With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.85% of the current value of the respective accounts for which they are the Financial Advisors of record.

      With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

      The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

      The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

      The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

      The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

      The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.85%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


      Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $28,480,697 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 17.52% ($4,990,684) -- advertising and promotional expenses; (ii) 0.80% ($225,675) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 81.68% ($23,264,337) -- other expenses, including the gross sales credit and the carrying charge, of which 9.87% ($2,212,866) represents carrying charges, 37.46% ($8,715,309) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 53.03% ($12,336,162) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

      In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $5,664,859 as of August 31, 2003 (the end of the Fund's fiscal year), which was equal to 5.68% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


      In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $22,013 in the case of Class C at December 31, 2002 (the end of the calendar year), which amount was equal to approximately 0.25% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS
(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

      Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

      The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

      The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it invests will generally be the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


      During the fiscal years ended August 31, 2001 and 2002, the Fund did not pay any brokerage commissions. For the fiscal year ended August 31, 2003 the Fund paid a total of $1,898 in brokerage commissions.

B. COMMISSIONS

      Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


      During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any principal transactions with Morgan Stanley DW.


      Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.


      During the fiscal years ended August 31, 2001, 2002 and 2003, the Fund did not effect any securities transactions with or through Morgan Stanley DW or Morgan Stanley & Co.


C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

      The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

      In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

      The Investment Manager and certain of its affiliates currently serve as advisor to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the proce-dures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE


      During the fiscal year ended August 31, 2003, the Fund did not pay any brokerage commissions in connection with transactions because of research services provided.


E. REGULAR BROKER-DEALERS


      During the fiscal year ended August 31, 2003, the Fund purchased securities issued by Citigroup Global Markets Inc., Goldman Sachs Group Inc. and J.P. Morgan Chase & Co., which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At August 31, 2003, the Fund held securities issued by Citigroup Global Markets Inc., Goldman Sachs Group Inc. and J.P. Morgan Chase & Co. in the following amounts: $1,758,570, $1,405,319 and $1,559,634, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


      All of the Trustees, except for James F. Higgins, Joseph J. Kearns and Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.


VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

      The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

      TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

      OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

      The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


      In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

      Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

      Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS


      The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


      INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

      The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.


      Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.


      Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example and, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.


      Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.


      Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.


      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains.


      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.


      PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

      In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


      Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

      Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.

      If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

      The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA


      From time to time, the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The yields for the 30-day period ended August 31, 2003, calculated pursuant to this formula, were 2.87% for Class A, 2.41% for Class B, 2.41% for Class C and 3.26% for Class D.


      The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:


        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                                  INCEPTION                                               LIFE OF
CLASS                               DATE        1 YEAR        5 YEARS      10 YEARS        FUND
-----                             ---------   ----------    ----------    ----------    ----------
Class A                            07/28/97     -2.17%         3.56%           --          4.03%
Class B                            05/03/89     -3.30%         3.31%         4.20%         5.52%
Class C                            07/28/97      0.75%         3.67%           --          4.00%
Class D                            07/28/97      2.39%         4.46%           --          4.80%


      In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                                  INCEPTION                                               LIFE OF
CLASS                               DATE        1 YEAR        5 YEARS      10 YEARS        FUND
-----                             ---------   ----------    ----------    ----------    ----------
Class A                            07/28/97      2.17%         4.46%           --          4.77%
Class B                            05/03/89      1.63%         3.65%         4.20%         5.52%
Class C                            07/28/97      1.74%         3.67%           --          4.00%
Class D                            07/28/97      2.39%         4.46%           --          4.80%


      In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:


          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDING AUGUST 31, 2003



                                  INCEPTION                                               LIFE OF
CLASS                               DATE        1 YEAR        5 YEARS      10 YEARS        FUND
-----                             ---------   ----------    ----------    ----------    ----------
Class A                            07/28/97      2.17%        24.38%           --          32.84%
Class B                            05/03/89      1.63%        19.63%        50.86%        116.00%
Class C                            07/28/97      1.74%        19.72%           --          26.97%
Class D                            07/28/97      2.39%        24.39%           --          33.04%

      The Fund may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at August 31, 2003:



                                                          INVESTMENT AT INCEPTION OF:
                                           INCEPTION   ---------------------------------
CLASS                                        DATE:      $10,000     $50,000     $100,000
-----                                      ---------   ---------   ---------   ---------
Class A                                     07/28/97   $  12,719   $  64,095   $ 129,187
Class B                                     05/03/89      21,600     108,000     216,000
Class C                                     07/28/97      12,697      63,485     126,970
Class D                                     07/28/97      13,304      66,520     133,040


      The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:


   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                          PERIOD ENDING AUGUST 31, 2003



                                                     INCEPTION                                          LIFE OF
CALCULATION METHODOLOGY                                 DATE       1 YEAR     5 YEARS      10 YEARS      FUND
-----------------------                              ---------   ---------   ---------    ---------    ---------
After taxes on distributions                          05/03/89     -4.40%       1.54%        2.14%        3.33%
After taxes on distributions and redemptions          05/03/89     -2.18%       1.70%        2.27%        3.39%


      The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS


      EXPERTS. The financial statements of the Fund for the fiscal year ended August 31, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Quality Income Trust
PORTFOLIO OF INVESTMENTS - AUGUST 31, 2003

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             Corporate Bonds (67.5%)
             AEROSPACE & DEFENSE (1.5%)
$      305   Goodrich Corp.                                                      7.625%      12/15/12       $       332,807
       870   Lockheed Martin Corp.                                                8.50       12/01/29             1,104,646
        55   Raytheon Co.                                                         6.75       08/15/07                60,989
        60   Raytheon Co.                                                         8.30       03/01/10                70,781
       362   Systems 2001 Asset Trust - 144A*                                    6.664       09/15/13               394,986
                                                                                                            ---------------
                                                                                                                  1,964,209
                                                                                                            ---------------
             AIR FREIGHT/COURIERS (0.2%)
       280   FedEx Corp.                                                          7.25       02/15/11               312,963
                                                                                                            ---------------
             AIRLINES (0.6%)
       356   Continental Airlines, Inc. (Series 991A)                            6.545       02/02/19               333,032
       370   Southwest Airlines Co. (Series 01-1)                                5.496       11/01/06               394,681
                                                                                                            ---------------
                                                                                                                    727,713
                                                                                                            ---------------
             AUTO PARTS: O.E.M. (0.5%)
       365   Delphi Automotive Systems Corp.                                     6.125       05/01/04               372,285
       265   Johnson Controls, Inc.                                               5.00       11/15/06               280,273
                                                                                                            ---------------
                                                                                                                    652,558
                                                                                                            ---------------
             BEVERAGES: ALCOHOLIC (0.4%)
       570   Miller Brewing Co. - 144A*                                           4.25       08/15/08               568,225
                                                                                                            ---------------
             BROADCASTING (0.6%)
       125   Clear Channel Communications, Inc.                                   7.25       09/15/03               125,207
       600   Clear Channel Communications, Inc.                                   7.65       09/15/10               684,340
                                                                                                            ---------------
                                                                                                                    809,547
                                                                                                            ---------------
             BUILDING PRODUCTS (0.3%)
       280   Celulosa Arauco Constitution S.A. - 144A* (Chile)                   5.125       07/09/13               263,745
       160   Masco Corp.                                                         4.625       08/15/07               162,615
                                                                                                            ---------------
                                                                                                                    426,360
                                                                                                            ---------------
             CABLE/SATELLITE TV (1.9%)
     1,280   Comcast Corp.                                                        6.50       01/15/15             1,342,391
       695   Cox Communications, Inc.                                            7.125       10/01/12               773,225
       225   TCI Communications, Inc.                                             8.00       08/01/05               246,010
                                                                                                            ---------------
                                                                                                                  2,361,626
                                                                                                            ---------------
             CASINO/GAMING (0.3%)
       290   Harrah's Operating Co., Inc.                                         8.00       02/01/11               331,771
                                                                                                            ---------------
             CONTAINERS/PACKAGING (0.4%)
       540   Sealed Air Corp - 144A*                                             5.625       07/15/13               521,126
                                                                                                            ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             DEPARTMENT STORES (2.0%)
$      720   Federated Department Stores, Inc.                                    7.00%      02/15/28       $       756,479
       200   Federated Department Stores, Inc.                                    8.50       06/01/10               238,428
     1,045   May Department Stores Co., Inc.                                      5.95       11/01/08             1,096,931
       170   May Department Stores Co., Inc.                                      6.70       09/15/28               169,780
       130   May Department Stores Co., Inc.                                     6.875       11/01/05               140,375
       125   May Department Stores Co., Inc.                                      6.90       01/15/32               127,759
                                                                                                            ---------------
                                                                                                                  2,529,752
                                                                                                            ---------------
             DRUGSTORE CHAINS (0.4%)
       425   CVS Corp.                                                           5.625       03/15/06               455,680
                                                                                                            ---------------
             ELECTRIC UTILITIES (3.1%)
       430   Appalachian Power Co. (Series H)                                     5.95       05/15/33               384,712
       105   Cincinnati Gas & Electric Co.                                        5.70       09/15/12               107,520
       500   Cincinnati Gas & Electric Co. (Series B)                            5.375       06/15/33               430,490
       260   Cincinnati Gas & Electric Co. (Series A)                             5.40       06/15/33               224,712
       525   Columbus Southern Power Co. - 144A*                                  6.60       03/01/33               526,690
       640   Constellation Energy Group, Inc.                                     7.60       04/01/32               705,835
        55   Detroit Edison Co.                                                  6.125       10/01/10                58,979
       365   Detroit Edison Co.                                                   6.35       10/15/32               368,853
       535   Duke Energy Corp.                                                    4.50       04/01/10               530,094
        50   Florida Power & Light Co.                                            4.85       02/01/13                49,414
       130   Public Service Electric & Gas Co.                                    5.00       01/01/13               127,991
       260   South Carolina Electric & Gas Co.                                    5.30       05/15/33               232,894
       235   Wisconsin Electric Power Co.                                        5.625       05/15/33               220,928
                                                                                                            ---------------
                                                                                                                  3,969,112
                                                                                                            ---------------
             ELECTRICAL PRODUCTS (0.4%)
       450   Cooper Industries Inc.                                               5.25       07/01/07               472,774
                                                                                                            ---------------
             ENVIRONMENTAL SERVICES (0.7%)
       544   USA Waste Services, Inc.                                             7.00       07/15/28               561,553
       310   USA Waste Services, Inc.                                            7.125       10/01/07               341,308
                                                                                                            ---------------
                                                                                                                    902,861
                                                                                                            ---------------
             FINANCE/RENTAL/LEASING (6.2%)
       625   American General Finance Corp. (Series MTNF)                        5.875       07/14/06               675,575
     1,245   Countrywide Home Loans, Inc.                                         3.25       05/21/08             1,188,661
     2,885   Ford Motor Credit Co.                                                7.25       10/25/11             2,915,203
       800   Ford Motor Credit Co.                                               7.375       10/28/09               825,958
        70   Household Finance Corp.                                             6.375       10/15/11                74,926
       675   Household Finance Corp.                                              6.75       05/15/11               740,677

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
$      835   MBNA Corp.                                                          6.125%      03/01/13       $       859,776
       525   Toyota Motor Credit Corp. (Series MTN)                               5.65       01/15/07               569,046
                                                                                                            ---------------
                                                                                                                  7,849,822
                                                                                                            ---------------
             FINANCIAL CONGLOMERATES (8.1%)
     1,340   Boeing Capital Corp.                                                 6.10       03/01/11             1,390,849
        40   Boeing Capital Corp.                                                 6.50       02/15/12                42,139
       630   Chase Manhattan Corp.                                                6.00       02/15/09               673,333
       145   Chase Manhattan Corp.                                                7.00       11/15/09               160,064
       100   Citigroup Inc.                                                      5.625       08/27/12               103,238
       265   Citigroup Inc.                                                       6.00       02/21/12               282,388
       660   General Electric Capital Corp. (Series MTNA)                        5.375       03/15/07               704,297
     1,195   General Electric Capital Corp. (Series MTNA)                         6.75       03/15/32             1,277,381
       385   General Motors Acceptance Corp.                                      4.50       07/15/06               385,761
     1,000   General Motors Acceptance Corp.                                     6.875       09/15/11             1,000,370
     1,080   General Motors Acceptance Corp.                                      8.00       11/01/31             1,039,062
       905   John Hancock Financial Services, Inc.                               5.625       12/01/08               959,041
       410   Prudential Funding, LLC (Series MTN) - 144A*                         6.60       05/15/08               453,494
     1,200   Prudential Holdings, LLC (Series C) - 144A*                         8.695       12/18/23             1,420,272
       360   Prudential Holdings, LLC (Series B) (FSA) - 144A*                   7.245       12/18/23               391,648
                                                                                                            ---------------
                                                                                                                 10,283,337
                                                                                                            ---------------
             FOOD RETAIL (2.1%)
       530   Albertson's, Inc.                                                    7.45       08/01/29               556,327
       425   Albertson's, Inc.                                                    7.50       02/15/11               474,032
       475   Kroger Co.                                                           6.80       04/01/11               519,230
       910   Kroger Co.                                                           7.50       04/01/31             1,004,621
       160   Safeway Inc.                                                         6.15       03/01/06               170,422
                                                                                                            ---------------
                                                                                                                  2,724,632
                                                                                                            ---------------
             FOOD: MAJOR DIVERSIFIED (0.5%)
       505   Kraft Foods Inc.                                                    5.625       11/01/11               507,745
       115   Kraft Foods Inc.                                                     6.25       06/01/12               120,019
                                                                                                            ---------------
                                                                                                                    627,764
                                                                                                            ---------------
             FOOD: MEAT/FISH/DAIRY (0.2%)
       230   Conagra Foods, Inc.                                                  6.00       09/15/06               248,910
                                                                                                            ---------------
             FOREST PRODUCTS (0.8%)
       940   Weyerhaeuser Co.                                                     6.75       03/15/12             1,002,954
                                                                                                            ---------------
             GAS DISTRIBUTORS (0.8%)
       470   Consolidated Natural Gas Co.                                        5.375       11/01/06               498,073
       215   Consolidated Natural Gas Co.                                         6.25       11/01/11               230,445

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
$       54   Ras Laffan Liquid Natural
              Gas Co. Ltd. - 144A* (Qatar)                                       7.628%      09/15/06       $        57,137
       215   Ras Laffan Liquid Natural
              Gas Co. Ltd. - 144A* (Qatar)                                       8.294       03/15/14               242,434
                                                                                                            ---------------
                                                                                                                  1,028,089
                                                                                                            ---------------
             HOME BUILDING (0.5%)
       135   Centex Corp.                                                        7.875       02/01/11               154,755
       375   Pulte Homes, Inc.                                                   6.375       05/15/33               336,408
       115   Pulte Homes, Inc.                                                   7.875       08/01/11               130,814
                                                                                                            ---------------
                                                                                                                    621,977
                                                                                                            ---------------
             HOME FURNISHINGS (0.1%)
       130   Mohawk Industries, Inc. (Series C)                                   6.50       04/15/07               141,747
                                                                                                            ---------------
             HOME IMPROVEMENT CHAINS (0.6%)
       295   Lowe's Companies, Inc.                                               6.50       03/15/29               307,214
        71   Lowe's Companies, Inc.                                              6.875       02/15/28                76,707
       300   Lowe's Companies, Inc.                                               7.50       12/15/05               333,767
                                                                                                            ---------------
                                                                                                                    717,688
                                                                                                            ---------------
             HOSPITAL/NURSING MANAGEMENT (0.7%)
       335   HCA Inc.                                                            7.125       06/01/06               355,510
       460   Manor Care, Inc.                                                     8.00       03/01/08               496,800
                                                                                                            ---------------
                                                                                                                    852,310
                                                                                                            ---------------
             HOTELS/RESORTS/CRUISELINES (1.1%)
       630   Hyatt Equities LLC - 144A*                                          6.875       06/15/07               650,413
       265   Marriott International, Inc. (Series E)                              7.00       01/15/08               291,076
       195   Marriott International, Inc. (Series D)                             8.125       04/01/05               212,036
       195   Starwood Hotels & Resorts Worldwide, Inc.                           7.375       05/01/07               204,263
                                                                                                            ---------------
                                                                                                                  1,357,788
                                                                                                            ---------------
             INDUSTRIAL CONGLOMERATES (0.8%)
       515   Honeywell International, Inc.                                       5.125       11/01/06               548,499
       515   Hutchinson Whampoa International Ltd. - 144A*
              (Virgin Islands)                                                    6.50       02/13/13               509,341
                                                                                                            ---------------
                                                                                                                  1,057,840
                                                                                                            ---------------
             INFORMATION TECHNOLOGY SERVICES (0.6%)
       260   Electronic Data Systems Corp.                                       7.125       10/15/09               267,800
       470   Electronic Data Systems Corp. - 144A*                                6.00       08/01/13               436,651
                                                                                                            ---------------
                                                                                                                    704,451
                                                                                                            ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             INSURANCE BROKERS/SERVICES (0.3%)
$      410   Marsh & McLennan Companies, Inc.                                    5.375%      03/15/07       $       437,373
                                                                                                            ---------------
             INTEGRATED OIL (2.1%)
     1,025   Amerada Hess Corp.                                                  7.875       10/01/29             1,125,161
       305   Conoco Inc.                                                          5.90       04/15/04               313,484
       895   Conoco Inc.                                                          6.95       04/15/29               981,746
       225   ConocoPhillips                                                       8.50       05/25/05               249,228
                                                                                                            ---------------
                                                                                                                  2,669,619
                                                                                                            ---------------
             INVESTMENT BANKS/BROKERS (1.1%)
       600   Goldman Sachs Group Inc                                             6.125       02/15/33               580,949
       165   Goldman Sachs Group Inc.                                             6.60       01/15/12               179,638
       580   Goldman Sachs Group Inc.                                            6.875       01/15/11               644,732
                                                                                                            ---------------
                                                                                                                  1,405,319
                                                                                                            ---------------
             INVESTMENT MANAGERS (0.6%)
       735   TIAA Global Markets - 144A*                                          5.00       03/01/07               776,784
                                                                                                            ---------------
             LIFE/HEALTH INSURANCE (2.1%)
       365   Equitable Life Assurance Society - 144A*                             6.95       12/01/05               398,611
       570   Hartford Life, Inc.                                                 7.375       03/01/31               631,931
       150   Hartford Life, Inc.                                                  7.65       06/15/27               170,917
       475   John Hancock Global Funding II - 144A*                               7.90       07/02/10               555,081
       500   Metropolitan Life Insurance Co. - 144A*                              6.30       11/01/03               503,955
       335   Monumental Global Funding II - 144A*                                 6.05       01/19/06               362,320
                                                                                                            ---------------
                                                                                                                  2,622,815
                                                                                                            ---------------
             MAJOR BANKS (1.2%)
       305   Bank One Corp. (Series MTNA)                                         6.00       02/17/09               329,307
       670   UFJ Finance Aruba AEC (Aruba)                                        6.75       07/15/13               663,179
       475   Wachovia Bank N.A. (Series BKNT)                                     7.80       08/18/10               561,127
                                                                                                            ---------------
                                                                                                                  1,553,613
                                                                                                            ---------------
             MAJOR TELECOMMUNICATIONS (4.2%)
       185   AT&T Corp.                                                           7.80       11/15/11               207,124
       960   AT&T Corp.                                                           8.50       11/15/31             1,083,142
       150   Deutsche Telekom International Finance Corp.
              (Netherlands)                                                       8.50       06/15/10               176,519
       725   Deutsche Telekom International Finance Corp.
              (Netherlands)                                                       8.75       06/15/30               870,642
        80   Verizon Communications                                               6.36       04/15/06                87,026
       165   Verizon Global Funding Corp.                                         7.25       12/01/10               186,942
     1,910   Verizon Global Funding Corp.                                         7.75       12/01/30             2,191,908

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
$      480   Verizon New England Inc.                                             6.50%      09/15/11       $       522,039
                                                                                                            ---------------
                                                                                                                  5,325,342
                                                                                                            ---------------
             MANAGED HEALTH CARE (1.8%)
       340   Aetna, Inc.                                                         7.875       03/01/11               392,027
        60   Anthem, Inc.                                                         6.80       08/01/12                65,764
     1,115   Health Net, Inc.                                                    8.375       04/15/11             1,283,765
       270   UnitedHealth Group Inc.                                              7.50       11/15/05               299,346
       175   Wellpoint Health Network, Inc.                                      6.375       06/15/06               190,648
                                                                                                            ---------------
                                                                                                                  2,231,550
                                                                                                            ---------------
             MEDIA CONGLOMERATES (2.8%)
       185   AOL Time Warner Inc.                                                 6.75       04/15/11               200,361
       500   AOL Time Warner Inc.                                                7.625       04/15/31               541,338
       195   AOL Time Warner Inc.                                                 7.70       05/01/32               213,902
       600   News America Holdings, Inc.                                          7.75       02/01/24               668,681
        50   News America Holdings, Inc.                                         8.875       04/26/23                61,479
       250   News America Inc.                                                   6.625       01/09/08               275,010
        65   News America Inc. - 144A*                                            4.75       03/15/10                64,602
       900   News America Inc.                                                    7.28       06/30/28               959,203
       530   Time Warner Co., Inc.                                                7.57       02/01/24               568,705
                                                                                                            ---------------
                                                                                                                  3,553,281
                                                                                                            ---------------
             MOTOR VEHICLES (1.9%)
       215   DaimlerChrysler North American Holdings Co.                          8.00       06/15/10               242,400
       665   DaimlerChrysler North American Holdings Co.                          8.50       01/18/31               747,668
       400   Ford Motor Co.                                                       7.45       07/16/31               355,385
     1,000   General Motors Corp.                                                 7.20       01/15/11             1,018,972
                                                                                                            ---------------
                                                                                                                  2,364,425
                                                                                                            ---------------
             MULTI-LINE INSURANCE (1.4%)
       545   AIG SunAmerica Global Finance VI - 144A*                             6.30       05/10/11               589,973
       250   Farmers Insurance Exchange - 144A*                                   8.50       08/01/04               252,696
       135   Hartford Financial Services Group, Inc.                             2.375       06/01/06               132,596
       500   Hartford Financial Services Group, Inc.                              7.75       06/15/05               546,946
       200   Nationwide Mutual Insurance - 144A*                                  6.50       02/15/04               204,386
                                                                                                            ---------------
                                                                                                                  1,726,597
                                                                                                            ---------------
             OIL & GAS PRODUCTION (2.0%)
        35   Devon Financing Corp.                                               6.875       09/30/11                38,667
       410   Kerr-McGee Corp.                                                    5.875       09/15/06               436,008
       210   Pemex Project Funding Master Trust                                  7.875       02/01/09               232,050
     1,170   Pemex Project Funding Master Trust                                   8.00       11/15/11             1,275,300

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
$       90   Pemex Project Funding Master Trust                                  9.125%      10/13/10       $       104,850
        40   Petro-Canada (Canada)                                                4.00       07/15/13                35,975
       525   Petro-Canada (Canada)                                                5.35       07/15/33               456,505
                                                                                                            ---------------
                                                                                                                  2,579,355
                                                                                                            ---------------
             OIL REFINING/MARKETING (0.5%)
       140   Ashland Inc.                                                         7.83       08/15/05               150,692
       120   Marathon Oil Corp.                                                   6.00       07/01/12               125,859
       380   Marathon Oil Corp.                                                   6.80       03/15/32               391,685
                                                                                                            ---------------
                                                                                                                    668,236
                                                                                                            ---------------
             OTHER CONSUMER SERVICES (1.0%)
       130   Cendant Corp.                                                        6.25       03/15/10               136,069
     1,020   Cendant Corp.                                                       7.375       01/15/13             1,124,331
                                                                                                            ---------------
                                                                                                                  1,260,400
                                                                                                            ---------------
             OTHER METALS/MINERALS (1.1%)
       125   BHP Finance USA Ltd. (Australia)                                     4.80       04/15/13               121,200
       800   Inco Ltd. (Canada)                                                   7.20       09/15/32               811,731
       395   Inco Ltd. (Canada)                                                   7.75       05/15/12               439,561
                                                                                                            ---------------
                                                                                                                  1,372,492
                                                                                                            ---------------
             PULP & PAPER (1.5%)
       105   Abitibi-Consolidated Inc. (Canada)                                   8.55       08/01/10               111,405
       130   International Paper Co.                                              5.30       04/01/15               122,787
     1,075   International Paper Co.                                              5.85       10/30/12             1,095,496
       105   MeadWestVaco Corp.                                                   6.85       04/01/12               113,866
       460   Sappi Papier Holding AG - 144A* (Austria)                            6.75       06/15/12               490,205
                                                                                                            ---------------
                                                                                                                  1,933,759
                                                                                                            ---------------
             RAILROADS (0.8%)
       535   Norfolk Southern Corp.                                              7.875       02/15/04               550,390
       395   Union Pacific Corp.                                                  5.84       05/25/04               405,774
                                                                                                            ---------------
                                                                                                                    956,164
                                                                                                            ---------------
             REAL ESTATE DEVELOPMENT (0.8%)
       398   World Financial Properties - 144A*                                   6.91       09/01/13               434,557
       588   World Financial Properties - 144A*                                   6.95       09/01/13               643,561
                                                                                                            ---------------
                                                                                                                  1,078,118
                                                                                                            ---------------
             REAL ESTATE INVESTMENT TRUSTS (2.1%)
       290   EOP Operating L.P.                                                  6.763       06/15/07               317,609
        65   EOP Operating L.P.                                                   7.50       04/19/29                69,000
       770   EOP Operating L.P.                                                  7.875       07/15/31               854,034

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON       MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
$      980   Simon Property Group L.P.                                            6.35%      08/28/12       $     1,031,319
       220   Simon Property Group L.P.                                           6.375       11/15/07               238,078
       115   Vornado Realty Trust                                                5.625       06/15/07               119,678
                                                                                                            ---------------
                                                                                                                  2,629,718
                                                                                                            ---------------
             SAVINGS BANKS (0.2%)
       290   Washington Mutual Bank                                               5.50       01/15/13               291,373
                                                                                                            ---------------
             SERVICES TO THE HEALTH INDUSTRY (1.2%)
       235   Anthem Insurance - 144A*                                             9.00       04/01/27               288,638
       885   Anthem Insurance - 144A*                                            9.125       04/01/10             1,060,616
       165   Omnicare, Inc.                                                      6.125       06/01/13               157,575
                                                                                                            ---------------
                                                                                                                  1,506,829
                                                                                                            ---------------
             TOBACCO (0.4%)
       535   Altria Group, Inc.                                                   7.75       01/15/27               504,692
                                                                                                            ---------------
             Total Corporate Bonds
              (COST $87,471,889)                                                                                 85,673,440
                                                                                                            ---------------
             Foreign Government Obligations (1.9%)
       820   United Mexican States Corp. (Mexico)                                 8.30       08/15/31               877,400
        75   United Mexican States Corp. (Mexico)                                8.375       01/14/11                86,325
       315   United Mexican States Corp. (Mexico)                                8.625       03/12/08               366,503
       860   United Mexican States Corp. (Mexico)                                9.875       02/01/10             1,064,680
                                                                                                            ---------------
             Total Foreign Government Obligations
              (COST $2,478,948)                                                                                   2,394,908
                                                                                                            ---------------
             U.S. Government Agency Obligation (0.3%)
       360   Private Export Funding Corp. (COST $360,201)                         6.86       04/30/04               372,895
                                                                                                            ---------------
             Mortgage-Backed Securities (36.2%)
             Federal Home Loan Mortgage Corp.
    10,000                                                                        6.50          **               10,343,750
       109                                                                        7.50       09/01/30               115,665
     1,945                                                                        8.00  08/01/29 - 06/01/31       2,081,765

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON      MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             Federal National Mortgage Assoc.
$    8,750                                                                        6.50%         **          $     9,045,313
     8,250                                                                        7.00          **                8,688,281
     2,322                                                                        7.00  02/01/30 - 05/01/32       2,445,599
     9,000                                                                        7.50          **                9,565,308
     2,752                                                                        7.50  09/01/29 - 07/01/32       2,925,324
       700                                                                        8.00  10/01/29 - 09/01/31         751,124
                                                                                                            ---------------
             Total Mortgage-Backed Securities
              (COST $45,949,552)                                                                                 45,962,129
                                                                                                            ---------------
             Asset-Backed Securities (4.8%)
       700   BMW Vehicle Owner Trust
              (Series 2002-A) (Class A4)                                          4.46       05/25/07               729,299
       700   Chase Manhattan Auto Owner Trust
              (Series 2002-A) (Class A4)                                          4.24       09/15/08               726,237
       650   Citibank Credit Card Issurance Trust
              (Series 2003-A2) (Class A2)                                         2.70       01/15/08               651,948
       700   Citibank Credit Card Issurance Trust
              (Series 2001-A8) (Class A8)                                         4.10       12/07/06               720,996
       225   Ford Credit Auto Owner Trust
              (Series 2002-B) (Class A4)                                          4.75       08/15/06               235,199
       500   Harley-Davidson Motorcycle Trust
              (Series 2003-1) (Class A2)                                          2.63       11/15/10               501,099
       600   Harley-Davidson Motorcycle Trust
              (series 2002-2) (Class A2)                                          3.09       06/15/10               610,080
       700   Harley-Davidson Motorcycle Trust
              (Series 2002-1) (Class A2)                                          4.50       01/15/10               727,257
       500   Honda Auto Receivables Owner Trust
              (Series 2002-4) (Class A4)                                          2.70       03/17/08               500,505
       600   Northstrom Private Label Credit Card Master
              (Series 2001-1A) (Class A) - 144A*                                  4.82       04/15/10               625,863
                                                                                                            ---------------
             Total Asset-Backed Securities
              (COST $5,876,073)                                                                                   6,028,483
                                                                                                            ---------------
             Short-Term Investments (17.9%)

             U.S. Government Obligation (a) (0.2%)
       300   U.S. Treasury Bill*** (Cost $299,781)                               1.095       09/25/03               299,763
                                                                                                            ---------------

                        SEE NOTES TO FINANCIAL STATEMENTS

  PRINCIPAL
  AMOUNT IN                                                                     COUPON      MATURITY
  THOUSANDS                                                                      RATE          DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------
             Repurchase Agreement (17.7%)
$   22,424   Joint repurchase agreement account (dated
              08/29/03, proceeds $22,426,616) (b)
              (Cost $22,424,000)                                                  1.05%      09/02/03       $    22,424,000
                                                                                                            ---------------
             Total Short-Term Investments
              (COST $22,723,781)                                                                                 22,723,763
                                                                                                            ---------------
             Total Investments
              (COST $164,860,444) (c) (d)                                        128.6%                         163,155,618
             Liabilities in Excess of Other Assets                               (28.6)                         (36,322,675)
                                                                         --------------                     ---------------
             Net Assets                                                          100.0%                     $   126,832,943
                                                                         ==============                     ===============

----------
     *  RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.

    ** SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.

    *** ALL OF THESE SECURITIES HAVE BEEN PHYSICALLY SEGREGATED IN CONNECTION
        WITH OPEN FUTURES CONTRACTS.

    (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.

    (b) COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.

    (c) SECURITIES HAVE BEEN DESIGNATED AS COLLATERAL IN A AMOUNT EQUAL TO $69,569,704 IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND OPEN FUTURES CONTRACTS.

    (d) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $165,130,583. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,874,411 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,849,376, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,974,965.

BOND INSURANCE:

FSA     Financial Security Assurance.

FUTURES CONTRACTS OPEN AT AUGUST 31, 2003:

                                                                                                     UNREALIZED
NUMBER OF                                   DESCRIPTION/DELIVERY                UNDERLYING FACE     APPRECIATION
CONTRACTS        LONG/SHORT                    MONTH AND YEAR                   AMOUNT AT VALUE    (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
     43             Short         U.S. Treasury Notes 2 year, September/2003    $    (9,227,532)     $     85,697
     32             Short         U.S. Treasury Notes 5 year, September/2003         (3,567,500)          114,118
     59             Short         U.S. Treasury Notes 2 year, December/2003         (12,569,766)          (17,850)
      3             Short         U.S. Treasury Notes 5 year, December/2003            (329,578)              493
     41             Short         U.S. Treasury Bonds, September/2003                (4,403,656)          (12,394)
     12             Short         U.S. Treasury Bonds, December/2003                 (1,272,000)            1,701
                                                                                                     ------------
                                            Net unrealized appreciation                              $    171,765
                                                                                                     ============

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
AUGUST 31, 2003

Assets:
Investments in securities, at value (including a repurchase agreement of $22,424,000)
  (cost $164,860,444)                                                                        $     163,155,618
Receivable for:
  Interest                                                                                           1,719,165
  Investments sold                                                                                     364,378
  Shares of beneficial interest sold                                                                   214,584
Prepaid expenses and other assets                                                                      124,851
                                                                                             -----------------
    Total Assets                                                                                   165,578,596
                                                                                             -----------------
Liabilities:
Payable for:
  Investments purchased                                                                             37,813,253
  Shares of beneficial interest redeemed                                                               639,338
  Distribution fee                                                                                      81,766
  Investment management fee                                                                             64,701
Accrued expenses and other payables                                                                    146,595
                                                                                             -----------------
    Total Liabilities                                                                               38,745,653
                                                                                             -----------------
    Net Assets                                                                               $     126,832,943
                                                                                             =================
Composition of Net Assets:
Paid-in-capital                                                                              $     137,241,623
Net unrealized depreciation                                                                         (1,533,061)
Dividends in excess of net investment income                                                          (248,881)
Accumulated net realized loss                                                                       (8,626,738)
                                                                                             -----------------
    Net Assets                                                                               $     126,832,943
                                                                                             =================
Class A Shares:
Net Assets                                                                                   $       9,635,572
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                            1,026,129
    Net Asset Value Per Share                                                                $            9.39
                                                                                             =================
    Maximum Offering Price Per Share,
     (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE)                                         $            9.81
                                                                                             =================

Class B Shares:
Net Assets                                                                                   $      99,695,005
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                           10,696,130
    Net Asset Value Per Share                                                                $            9.32
                                                                                             =================
Class C Shares:
Net Assets                                                                                   $      10,389,148
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                            1,112,697
    Net Asset Value Per Share                                                                $            9.34
                                                                                             =================
Class D Shares:
Net Assets                                                                                   $       7,113,218
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)                                              765,513
    Net Asset Value Per Share                                                                $            9.29
                                                                                             =================

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Operations
FOR THE YEAR ENDED AUGUST 31, 2003

Net Investment Income:
Interest Income                                                                              $       4,335,311
                                                                                             -----------------
Expenses
Distribution fee (Class A shares)                                                                       17,867
Distribution fee (Class B shares)                                                                      894,013
Distribution fee (Class C shares)                                                                       75,251
Investment management fee                                                                              792,713
Transfer agent fees and expenses                                                                       215,136
Shareholder reports and notices                                                                         69,434
Registration fees                                                                                       67,347
Professional fees                                                                                       51,541
Trustees' fees and expenses                                                                             19,984
Other                                                                                                   21,464
                                                                                             -----------------
    Total Expenses                                                                                   2,224,750
                                                                                             -----------------
    Net Investment Income                                                                            2,110,561
                                                                                             -----------------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain on:
  Investments                                                                                        1,635,580
  Futures contracts                                                                                    195,074
                                                                                             -----------------
    Net Realized Gain                                                                                1,830,654
                                                                                             -----------------
Net Change in Unrealized Appreciation/Depreciation on:

  Investments                                                                                       (1,920,256)
  Futures contracts                                                                                    171,765
                                                                                             -----------------
    Net Depreciation                                                                                (1,748,491)
                                                                                             -----------------
    Net Gain                                                                                            82,163
                                                                                             -----------------
Net Increase                                                                                 $       2,192,724
                                                                                             =================

                        SEE NOTES TO FINANCIAL STATEMENTS

Statement of Changes in Net Assets

                                                                                         FOR THE YEAR        FOR THE YEAR
                                                                                            ENDED               ENDED
                                                                                       AUGUST 31, 2003     AUGUST 31, 2002
                                                                                       ----------------    ----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                                  $      2,110,561    $      3,829,987
Net realized gain                                                                             1,830,654           2,245,051
Net change in unrealized depreciation                                                        (1,748,491)         (1,010,383)
                                                                                       ----------------    ----------------
    Net Increase                                                                              2,192,724           5,064,655
                                                                                       ----------------    ----------------

Dividends to Shareholders from Net Investment Income:
Class A shares                                                                                 (316,276)           (179,929)
Class B shares                                                                               (3,155,485)         (3,265,862)
Class C shares                                                                                 (264,530)           (155,164)
Class D shares                                                                                 (356,548)           (218,659)
                                                                                       ----------------    ----------------

    Total Dividends                                                                          (4,092,839)         (3,819,614)
                                                                                       ----------------    ----------------

Net increase (decrease) from transactions in shares of beneficial interest                   (3,592,687)         22,208,366
                                                                                       ----------------    ----------------

    Net Increase (Decrease)                                                                  (5,492,802)         23,453,407

Net Assets:
Beginning of period                                                                         132,325,745         108,872,338
                                                                                       ----------------    ----------------

End of Period
 (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME OF $248,881
 AND ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME OF $481,946, RESPECTIVELY)        $    126,832,943    $    132,325,745
                                                                                       ================    ================

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 2003


1. Organization and Accounting Policies

Morgan Stanley Quality Income Trust (the "Fund"), formerly Morgan Stanley Intermediate Income Securities, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund will seek to achieve its objective by investing at least 80% of its assets in investment grade fixed income securities. Prior to April 22, 2003, the Fund sought to achieve its objective by investing at least 80% of its assets in intermediate term, investment grade fixed income securities. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation; (2) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Manager") determines that the market quotations are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees; (3) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. Dividends and Distributions to Shareholders-- Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.


2. Investment Management Agreement

Pursuant to an Investment Management Agreement , the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of the daily net asset exceeding $1 billion.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,664,859 at August 31, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended August 31, 2003, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.20% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended August 31, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $21,975, $269,673 and $6,194, respectively, and received $92,496 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended August 31, 2003, aggregated $594,680,723, and

$567,118,909, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $74,892,362 and $101,942,047, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 2003, the Fund had transfer agent fees and expenses payable of approximately $10,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended August 31, 2003 included in Trustees' fees and expenses in the Statement of Operations amounted to $7,163. At August 31, 2003, the Fund had an accrued pension liability of $59,375 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                   FOR THE YEAR                         FOR THE YEAR
                                                      ENDED                                 ENDED
                                                 AUGUST 31, 2003                       AUGUST 31, 2002
                                        ----------------------------------    ----------------------------------
                                             SHARES             AMOUNT             SHARES             AMOUNT
                                        ---------------    ---------------    ---------------    ---------------
CLASS A SHARES
Sold                                          7,230,344    $    69,757,478          4,601,318    $    43,662,281
Reinvestment of dividends                        23,096            221,263             16,108            151,661
Redeemed                                     (7,352,712)       (70,908,969)        (3,938,770)       (37,318,849)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class A              (99,272)          (930,228)           678,656          6,495,093
                                        ---------------    ---------------    ---------------    ---------------
CLASS B SHARES
Sold                                          5,576,141         53,136,588          8,301,113         77,663,399
Reinvestment of dividends                       224,794          2,137,809            229,053          2,136,654
Redeemed                                     (6,031,461)       (57,282,326)        (8,023,847)       (75,013,877)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class B             (230,526)        (2,007,929)           506,319          4,786,176
                                        ---------------    ---------------    ---------------    ---------------
CLASS C SHARES
Sold                                          1,825,800         17,330,693          1,056,702          9,887,000
Reinvestment of dividends                        20,602            196,212             13,255            123,842
Redeemed                                     (1,411,756)       (13,429,508)          (843,310)        (7,894,423)
                                        ---------------    ---------------    ---------------    ---------------
Net increase -- Class C                         434,646          4,097,397            226,647          2,116,419
                                        ---------------    ---------------    ---------------    ---------------
CLASS D SHARES
Sold                                          1,942,485         18,431,785          1,856,116         17,358,806
Reinvestment of dividends                        22,745            215,756             14,251            132,783
Redeemed                                     (2,466,593)       (23,399,468)          (926,421)        (8,680,911)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) -- Class D             (501,363)        (4,751,927)           943,946          8,810,678
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in Fund                (396,515)   $    (3,592,687)         2,355,568    $    22,208,366
                                        ===============    ===============    ===============    ===============

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                            FOR THE YEAR        FOR THE YEAR
                                                               ENDED               ENDED
                                                           AUGUST 31, 2003    AUGUST 31, 2002
                                                           ---------------    ---------------
Ordinary Income                                            $     4,092,676    $     3,879,314

As of August 31, 2003, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income                                   $       101,079
Undistributed long-term gains                                                --
                                                                ---------------
Net accumulated earnings                                                101,079
Capital loss carryforward*                                           (7,215,096)
Post-October losses                                                  (1,239,877)
Temporary differences                                                   (79,821)
Net unrealized depreciation                                          (1,974,965)
                                                                ---------------
Total accumulated losses                                        $   (10,408,680)
                                                                ===============

*As of August 31, 2003, the Fund had a net capital loss carryforward of $7,215,096 of which $312,541 will expire on August 31, 2004, $2,351,266 will expire on August 31, 2005, $199,882 will expire on August 31, 2006, $1,146,203 will expire on August 31, 2008, $2,891,735 will expire on August 31, 2009 and $313,469 will expire on August 31, 2010 to offset future capital gains to the extent provided by regulations.

As of August 31, 2003, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year), mark-to-market of open futures contracts and book amortization of premiums on debt securities and permanent book/tax differences attributable to losses on paydowns, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $5,189,389, dividends in excess of net investment income was credited $1,251,451 and accumulated net realized loss was credited $3,937,938.

7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may enter into forward contracts to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may purchase and sell interest rate, currency and index futures contracts ("futures contracts").

Forward contracts and futures contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At August 31, 2003, the Fund had outstanding futures contracts and had no outstanding forward contracts.

Morgan Stanley Quality Income Trust
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Class A Shares:

Selected Per Share Data:
Net asset value, beginning of period                 $     9.53     $     9.35     $     8.97     $     9.30     $     9.71
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income                                    0.20           0.37           0.52           0.55           0.55
  Net realized and unrealized gain (loss)                  0.01           0.19           0.38          (0.33)         (0.41)
                                                     ----------     ----------     ----------     ----------     ----------
Total income from investment operations                    0.21           0.56           0.90           0.22           0.14
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends from net investment income                 (0.35)         (0.38)         (0.52)         (0.55)         (0.55)
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                       $     9.39     $     9.53     $     9.35     $     8.97     $     9.30
                                                     ==========     ==========     ==========     ==========     ==========

Total Return+                                              2.17%          6.17%         10.34%          2.49%          1.39%

Ratios to Average Net Assets(1):
Expenses                                                   1.14%          1.04%          1.21%          1.10%          1.08%
Net investment income                                      2.14%          4.03%          5.71%          6.02%          5.67%

Supplemental Data:
Net assets, end of period, in thousands              $    9,636     $   10,730     $    4,177     $    4,196     $    3,557
Portfolio turnover rate                                     429%           400%           358%           114%            99%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                          FOR THE YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Class B Shares:

Selected Per Share Data:
Net asset value, beginning of period                 $     9.45     $     9.35     $     8.98     $     9.31     $     9.70
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income                                    0.14           0.31           0.47           0.49           0.49
  Net realized and unrealized gain (loss)                  0.02           0.10           0.37          (0.33)         (0.39)
                                                     ----------     ----------     ----------     ----------     ----------
Total income from investment operations                    0.16           0.41           0.84           0.16           0.10
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends from net investment income                 (0.29)         (0.31)         (0.47)         (0.49)         (0.49)
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                       $     9.32     $     9.45     $     9.35     $     8.98     $     9.31
                                                     ==========     ==========     ==========     ==========     ==========

Total Return+                                              1.63%          4.58%          9.55%          1.80%          0.92%

Ratios to Average Net Assets(1):
Expenses                                                   1.79%          1.72%          1.84%          1.77%          1.75%
Net investment income                                      1.49%          3.35%          5.08%          5.35%          5.00%

Supplemental Data:
Net assets, end of period, in thousands              $   99,695     $  103,238     $   97,452     $   82,964     $  120,843
Portfolio turnover rate                                     429%           400%           358%           114%            99%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                         FOR THE YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Class C Shares:

Selected Per Share Data:
Net asset value, beginning of period                 $     9.46     $     9.36     $     8.99     $     9.32     $     9.71
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:

  Net investment income                                    0.14           0.31           0.47           0.49           0.49
  Net realized and unrealized gain (loss)                  0.03           0.10           0.37          (0.33)         (0.39)
                                                     ----------     ----------     ----------     ----------     ----------
Total income from investment operations                    0.17           0.41           0.84           0.16           0.10
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends from net investment income                 (0.29)         (0.31)         (0.47)         (0.49)         (0.49)
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                       $     9.34     $     9.46     $     9.36     $     8.99     $     9.32
                                                     ==========     ==========     ==========     ==========     ==========

Total Return+                                              1.74%          4.57%          9.54%          1.80%          0.91%

Ratios to Average Net Assets(1):
Expenses                                                   1.79%          1.72%          1.84%          1.77%          1.75%
Net investment income                                      1.49%          3.35%          5.08%          5.35%          5.00%

Supplemental Data:
Net assets, end of period, in thousands              $   10,389     $    6,415     $    4,226     $    1,738     $    1,759
Portfolio turnover rate                                     429%           400%           358%           114%            99%

----------
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                         FOR THE YEAR ENDED AUGUST 31,
                                                     ----------------------------------------------------------------------
                                                        2003           2002           2001           2000           1999
                                                     ----------     ----------     ----------     ----------     ----------
Class D Shares:

Selected Per Share Data:
Net asset value, beginning of period                 $     9.43     $     9.35     $     8.98     $     9.31     $     9.70
                                                     ----------     ----------     ----------     ----------     ----------

Income (loss) from investment operations:
  Net investment income                                    0.22           0.38           0.55           0.57           0.57
  Net realized and unrealized gain (loss)                  0.01           0.09           0.37          (0.33)         (0.39)
                                                     ----------     ----------     ----------     ----------     ----------
Total income from investment operations                    0.23           0.47           0.92           0.24           0.18
                                                     ----------     ----------     ----------     ----------     ----------

Less dividends from net investment income                 (0.37)         (0.39)         (0.55)         (0.57)         (0.57)
                                                     ----------     ----------     ----------     ----------     ----------

Net asset value, end of period                       $     9.29     $     9.43     $     9.35     $     8.98     $     9.31
                                                     ==========     ==========     ==========     ==========     ==========

Total Return+                                              2.39%          5.23%         10.48%          2.67%          1.79%

Ratios to Average Net Assets(1):
Expenses                                                   0.94%          0.87%          0.99%          0.92%          0.90%
Net investment income                                      2.34%          4.20%          5.93%          6.20%          5.85%

Supplemental Data:
Net assets, end of period, in thousands              $    7,113     $   11,943     $    3,018     $    6,834     $    7,493
Portfolio turnover rate                                     429%           400%           358%           114%            99%

----------
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Quality Income Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Quality Income Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Quality Income Trust (the "Fund"), formerly Morgan Stanley Intermediate Income Securities, including the portfolio of investments, as of August 31, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Quality Income Trust as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
OCTOBER 15, 2003

                       2003 FEDERAL TAX NOTICE (UNAUDITED)

     OF THE FUND'S ORDINARY INCOME DIVIDENDS PAID DURING THE FISCAL YEAR ENDED AUGUST 31, 2003, 19.15% WAS ATTRIBUTABLE TO QUALIFYING FEDERAL OBLIGATIONS. PLEASE CONSULT YOUR TAX ADVISOR TO DETERMINE IF ANY PORTION OF THE DIVIDENDS YOU RECEIVED IS EXEMPT FROM STATE INCOME TAX.

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
      PROXY VOTING POLICY AND PROCEDURES


I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       -  Selection or ratification of auditors.

       -  Approval of financial statements, director and auditor reports.

       -  Election of Directors.

       - Limiting Directors' liability and broadening indemnification of Directors.

       - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       -  General updating/corrective amendments to the charter.

       -  Elimination of cumulative voting.

       -  Elimination of preemptive rights.

       - Provisions for confidential voting and independent tabulation of voting results.

       - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       CAPITALIZATION CHANGES

       - Capitalization changes that eliminate other classes of stock and voting rights.

       - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

       - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       -  Proposals for share repurchase plans.

       - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       -  Proposals to effect stock splits.

       - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       COMPENSATION

       - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       - Establishment of Employee Stock Option Plans and other employee ownership plans.

       ANTI-TAKEOVER MATTERS

       - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       -  Creation of "blank check" preferred stock.

       -  Changes in capitalization by 100% or more.

       - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

       - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       -  Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       CORPORATE TRANSACTIONS

       - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

       - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)     Whether the stock option plan is incentive based;

          (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

          (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

       ANTI-TAKEOVER PROVISIONS

       -  Proposals requiring shareholder ratification of poison pills.

       - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       -  Requiring auditors to attend the annual meeting of shareholders.

       - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

       - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       -  Confidential voting.

       -  Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

       -  Proposals that limit tenure of directors.

       -  Proposals to limit golden parachutes.

       - Proposals requiring directors to own large amounts of stock to be eligible for election.

       -  Restoring cumulative voting in the election of directors.

       - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       -  Proposals that limit retirement benefits or executive compensation.

       -  Requiring shareholder approval for bylaw or charter amendments.

       - Requiring shareholder approval for shareholder rights plan or poison pill.

       -  Requiring shareholder approval of golden parachutes.

       -  Elimination of certain anti-takeover related provisions.

       -  Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

       (c)  The Committee will meet at least monthly to (among other matters):
            (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)  The Committee will meet on an ad hoc basis to (among other matters):
            (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

       (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

       (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

       (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS


Aaa Fixed-income securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Fixed-income securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Fixed-income securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Fixed-income securities which are rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
     Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Fixed-income securities rated Aaa, Aa, A and Baa are considered investment grade.

Ba Fixed-income securities which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Fixed-income securities which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Fixed-income securities which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Fixed-income securities which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Fixed-income securities which are rated C are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.


AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rate issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.
     Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

     Fixed-income securities rated AAA, AA, A and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Fixed-income securities rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.



                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.



A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated
     "A-1."

A-3  indicates a satisfactory capacity for timely payment.
     Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                 Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or      Plus and minus signs are used with a rating symbol to
Minus (-)        indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in
                 the"AAA" category.

NR               Indicates that Fitch does not rate the specific issue.

Conditional      A conditional rating is premised on the successful
                 completion of a project or the occurrence of a specific
                 event.

Suspended        A rating is suspended when Fitch deems the amount of
                 information available from the issuer to be inadequate for rating purposes.

Withdrawn        A rating will be withdrawn when an issue matures or is
                 called or refinanced and, at Fitch's discretion, when an
                 issuer fails to furnish proper and timely information.

FitchAlert       Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
                 "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
                 raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook  An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.



    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.



BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and finan-cial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD          Bonds are in default on interest and/or principal payments.
DD and D     Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
             the lowest potential for recovery.

Plus(+) or   Plus and minus signs are used with a rating symbol to
Minus(-)     indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the
             "DDD," "DD," or "D" categories.



                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:



F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.



DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (E.G., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).



   RATING
   SCALE      DEFINITION
------------  ----------
AAA           Highest credit quality. The risk factors are negligible,
              being only slightly more than risk-free U.S. Treasury debt.

AA+           High credit quality. Protection factors are strong. Risk is
AA            modest, but may vary slightly from time to time because of
AA-           economic conditions.

A+            Protection factors are average but adequate. However, risk
A             factors are more variable and greater in periods of economic
A-            stress.

BBB+          Below average protection factors but still considered
BBB           sufficient for prudent investment. Considerable variability
BBB-          in risk during economic cycles.
BB+           Below investment grade but deemed likely to meet obligations
BB            when due. Present or prospective financial protection
BB-           factors fluctuate according to industry conditions or
              company fortunes. Overall quality may move up or down
              frequently within this category.

B+            Below investment grade and possessing risk that obligations
B             will not be met when due. Financial protection factors will
B-            fluctuate widely according to economic cycles, industry
              conditions and/or company fortunes. Potential exists for
              frequent changes in the quality rating within this category or into a higher or lower quality rating grade.

CCC Well below investment grade securities. May be in default or considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP            Preferred stock with dividend arrearages.



                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.



A. Category 1:    High Grade
Duff 1+           Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to
                  alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
Duff 1            Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                  factors. Risk factors are minor.
Duff-             High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B. Category 2:    Good Grade
Duff 2            Good certainty of timely payment. Liquidity factors and
                  company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C. Category 3:    Satisfactory Grade
Duff 3            Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and
                  subject to more variation. Nevertheless, timely payment is expected.

D. Category 4:    Non-investment Grade
Duff 4            Speculative investment characteristics. Liquidity is not
                  sufficient to insure against disruption in debt service.
                  Operating factors and market access may be subject to a high degree of variation.

E. Category 5:    Default
Duff 5            Issuer failed to meet scheduled principal and/or interest
                  payments.